EXHIBIT 99.5
                                                      ------------

                     Silk Botanicals.Com, Inc.
                   Unaudited Pro Forma Condensed
                      Combined Financial Data



The following unaudited, pro forma, condensed, combined balance sheet has been prepared to present the combined financial position of Silk Botanicals.Com, Inc. and its subsidiary as of November 30, 2001.

On   January 6, 2002  BTSL Technologies Limited  (BTSL)  completed a contract with a US public company called  Silk Botanical.com Inc.
(SILK) for the sale of certain "assets, related liabilities and business opportunities" in return for 20,000,000 shares from the
public company.   The transaction gave the shareholders of BTSL  a
majority of the issued and outstanding common stock of  "SILK".

As a result of the Contract with SILK the assets, liabilities and business opportunities owned by BTSL were assigned to a newly formed
Irish company,  TecEnergy Limited.   TecEnergy Limited is  100% owned
and will operate as a subsidiary of the US Public Company.    TecEnergy
will be the holding company for any Irish acquisitions related to the manufacture and sales of such gasification and oxygen generation
equipment products.   Only the recurring  normal operating expenses
were included in the pro forma financials.

Under generally accepted accounting principles, the assets transferred to SILK are the patents and the investments that were advanced to
SILK which are part of   the  acquisition   transaction.
The research and development costs resulting in the oxygen generation equipment prototype is now being presented to foreign governments for
orders.       The  total  orders  pending  approval   by   foreign
governments      approximates   US  $ 7,500,000.

The assets transferred to the public company include accrued operating
expenses related to the patents and development costs.   These assets
will be part of the 10-QSB financials of the public company for the quarter ending February 28, 2002.

The purpose of the pro forma adjustments presented is to reflect the change in capitalization of BTSL to the capitalization of SILK with appropriate changes to earnings per share of the Company to reflect the acquisition of BTSL.

The following unaudited pro forma condensed financial statements should be read in conjunction with the selected financial data and notes included elsewhere herein. The Pro forma Statement of Income is for the fiscal year ended, May 31, 2001 and the six months ended November 30, 2001.

The following unaudited pro forma condensed financial statements are not necessarily indicative of the results of combined operations that would have occurred or the future results of the combined companies. All material non-recurring changes are fully disclosed in the pro forma financial statements.




          Exhibit 99.5 - Pg. 1



                      Silk  Botanicals.com,  Inc.
                   Condensed  Pro forma Balance Sheet
                          November  30,  2001



                                  SILK          BTSL         Pro forma adjustment           Pro forma
                                                                 DR             CR            Total
                                ---------     ---------      -----------     ----------   ------------

Assets :
  Current assets                $ 563,828     $   28,915                                  $    592,743
  Property and equipment            1,121              0                                         1,121
  Other assets                    151,766        410,000                                       561,766
                                ---------     ----------      ----------     ----------    -----------
                                  716,715        438,915               0              0      1,155,630
                                =========     ==========      ==========     ==========    ===========

Liabilities :
  Current liabilities             293,639        281,383               0              0        575,022
                                ---------     ----------      ----------     ----------    -----------

Stockholders' equity :
  Preferred stock                   6,490            768 (1)  $      768                         6,490
  Common stock                        102            178 (1)         178                           102
  Subscribed capital               35,000              0                                        35,000
  Additional paid in capital      984,707      1,413,870 (1)   1,413,870 (2) $  115,000      1,099,707
  Deficit accumulated during
    the development stage        (603,223)   ( 1,257,284)(2)     115,000      1,414,816    (   560,691)
                                ---------     ----------      ----------     ----------    -----------
                                  423,076        157,532       1,529,816      1,529,816        580,608
                                ---------     ----------      ----------     ----------    -----------
                                $ 716,715     $  438,915  $    1,529,816     $1,529,816    $ 1,155,630
                                =========     ==========      ==========     ==========    ===========




(1)  Combined  elimination  entries.

(2) Investment in SILK for $115,000 was a capital contribution on SILK's books and should be treated as Paid in Capital.



         Exhibit 99.5 - Pg. 2




                          Silk Botanicals.com, Inc.
                    Condensed Pro forma Statement of Income
        For the fiscal year ending May 31, 2001 and six months ended
                               November 30, 2001




                                Fiscal              Six months ended               Six months ended         Six months ended
                              Year Ended           November 30, 2001              Pro forma adjustment      November 30, 2001
                               05/31/01           SILK            BTSL            DR             CR         Pro forma Total
                                 (1)
                             -----------         ----------    -----------     ---------     ----------     -----------------

Net sales                    $ 1,053,857         $  560,542    $         0     $       0     $        0     $     560,542

Cost of sales                    789,225            393,902              0             0              0           393,902
                             -----------         ----------    -----------     ---------     ----------     -------------

Gross profit                     264,632            166,640              0             0              0           166,640
Operating expenses               179,009            109,138      1,257,284             0 (2)    985,295           381,127
                             -----------         ----------    -----------     ---------     ----------     -------------

Operating income/(loss)           85,623             57,502     (1,257,284)            0        985,295       (   214,487)

Other income/(expense)
   Other income                                       4,287              0                                          4,287
   Interest expense            (  16,135)         (  24,240)             0             0              0       (    24,240)
                             -----------         ----------    -----------     ---------     ----------     -------------

Income before provision
   For income tax                 69,488             37,549     (1,257,284)            0        985,295       (   234,440)

   Income taxes                   15,634              7,422              0             0              0             7,422
                             -----------         ----------    -----------     ---------     ----------     -------------
Net income / (loss)          $    53,854         $   30,127    $(1,257,284)    $       0     $  985,295     $  (  241,862)
                             ===========         ==========    ===========     =========     ==========     =============


Earnings/(loss) per share
  basic & diluted            $      0.69         $     0.42   $(    22.63)                                  $   (   2.12)
                             ===========         ==========   ===========                                   ============
Weighted average
   common shares
   outstanding -
   basic & diluted                65,222             58,778        55,556                                        114,334
                             ===========         ==========   ===========                                   ============




(1) The fiscal year ended, May 31, 2001 includes only the Company, Silk Botanicals.com, Inc.

(2) BTSL Technologies Limited was incorporated in September 2001 and its fiscal year ends December 31. The above period is for the four months ended December 31, 2001. The estimated recurring general and administrative expenses approximated $272,000 of which $ 5,000 was amortization charges for patents and capitalized prototype expenditures.

     Approximately $ 985,295 for non recurring operating expenses over a six (6) years period of developing the Company's technology were for the following:

        Research and development costs             $   646,995
        Travel and entertainment cost                  222,600
        Telephone expenses                              50,000
        Office expenses                                 41,700
        Rent                                            24,000
                                                   -----------
        Total                                      $   985,295
                                                   ===========


     The recurring general and administrative expenses is based on the overhead needed to market and sell the gasification and oxygen generation process to industry or governmental bodies.

(3) The above recurring expenses for the four months ended, November 30, 2001 were evaluated in light of the facts and circumstances for the sufficient continuity of the acquired entities operation prior to and after the transaction.



          Exhibit 99.5 - Pg.3